SECOND SUPPLEMENTAL INDENTURE
                           Dated as of October 7, 1996

                                       to

                                    INDENTURE

                         Dated as of September 20, 1996

                                     between

                     HEALTH AND RETIREMENT PROPERTIES TRUST

                                       and

                               FLEET NATIONAL BANK

                                   as Trustee


                           --------------------------

                    7.5 % Convertible Subordinated Debentures
                               Due 2003, Series B
                           --------------------------

                          SECOND SUPPLEMENTAL INDENTURE



                  SECOND SUPPLEMENTAL INDENTURE, dated as of October 7, 1996 (this "Supplement"), between Health and Retirement Properties Trust, a Maryland real estate investment trust (the "Company"), and Fleet National Bank, a United States Bank, as trustee (the "Trustee"), to that certain Indenture, dated as of September 20, 1996, between the Company and the Trustee (the "Indenture"), supplemented by the First Supplemental Indenture of even date herewith.

                  WHEREAS, the parties hereto have entered into the Indenture which provides for the issuance by the Company of the individual series of securities thereunder, upon the Company and Trustee entering into a supplemental indenture to the Indenture authorizing such series; and

                  WHEREAS, the Company wishes to issue its second series of securities thereunder, designated its 7.5 % Convertible Subordinated Debentures Due 2003, Series B (the "Securities"); and

                  WHEREAS,   all  acts  necessary  to  constitute   this  Second
Supplemental Indenture as a valid, binding and legal obligation of the Company have been done and performed.

                  NOW, THEREFORE, witnesseth that, in consideration of the premises and of the covenants contained herein, it is hereby agreed as follows:

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1       Definitions.

         Solely for purposes of this Supplement, Section 101 of the Indenture is hereby amended by inserting, in their appropriate alphabetical locations, each of the following defined terms:

         "Additional Amounts" shall have the meaning specified in Section 2 of the form of Registered Security and Bearer Security attached hereto as Exhibit A.

         "Additional Closing Date" means the date on which the closing of any exercise of the over-allotment option contained in the Subscription Agreement, as designated by the Company to the Trustee, but in no event later than 30 days following the Closing Date.

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



         "Agent" means any Registrar, Paying Agent, Conversion Agent, Transfer Agent, Authentication Agent co-registrar or agent for service of notices and demands.

         "Bearer Security" shall have the meaning specified in
Section 2.5(c).

         "Capital Stock" means any and all shares or other equivalents (however designated) of capital stock, including all common stock and all preferred stock, in the case of corporation, or partnership interests or other equivalents (however designated) in the case of a partnership or common shares of beneficial interest or other equivalents (however designated) in the case of a trust.

         "Closing Date" means October 7, 1996, at 3:00 p.m., London time, or such other time on the same or such other date, not later than 5:00 p.m., London time, on the fifth Business Day in London thereafter, as the Lead Managers and the Company may agree.

         "Closing Price" means with respect to the shares of Capital Stock of the Company on any day, (i) the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, or (ii) if the shares of Capital Stock are not listed or admitted to trading on the New York Stock Exchange, the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of Capital Stock are listed or admitted to trading, or (iii) if the shares of Capital Stock are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Depositary" means The Chase Manhattan Bank, presently located at Woolgate House, Coleman Street, London EC2P 2HD, England, as common depositary for Cedel and Euroclear, or its successor common depositary.

         "Common Shares" means the Company's common shares of beneficial interest, par value $0.01 per common share, or as such shares may be reconstituted from time to time.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Date" shall have the meaning specified in Section
2.8(d).

         "Holder" or "Securityholder" means, with respect to a Registered Security, the person in whose name a Registered Security is registered on the Registrar's books and, with respect to a Bearer Security, the bearer of such Bearer Security and, with respect to a coupon, the bearer thereof.

         "Indebtedness" as applied to any Person,  means,  without  duplication:
(a) all liabilities and obligations, contingent or otherwise, of such Person (i) in respect of borrowed money whether or not evidenced by a promissory note, draft or similar instrument (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (ii) evidenced by bonds, notes, debentures or similar instruments; (iii) evidenced by a letter of credit or reimbursement obligation of such Person with respect to any letter of credit; (iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks; (v) for the payment of money relating to obligations with respect to any lease that is properly classified as a liability on a balance sheet in accordance with generally accepted accounting principles; and (vi) representing the balance deferred and unpaid for all or any part of the purchase price of property or services (except any such balance that constitutes (a) a trade payable or an accrued liability arising in the ordinary course of business or (b) a trade draft or note payable issued in the ordinary course of business in connection with the purchase of goods or services); (b) all net obligations of such Person under Interest Swap and Hedging Obligations; (c) all liabilities of others described in the preceding clauses (a) and (b) which such Person has guaranteed or for which it is otherwise liable and all obligations to purchase, redeem or acquire any Capital Stock; and (d) any and all deferrals, amendments, renewals, extensions, supplements, refinancings or refundings (whether direct or indirect) of any liability or obligations described in any of the preceding clauses (a), (b) or (c), or this clause (d), whether or not between or among the same parties.

         "Interest Payment Date" means the stated due date of an installment of interest on the Securities.

         "Interest Record Date" means an Interest Record Date specified in the Securities whether or not such Interest Record Date is a Business Day.

         "Interest Swap and Hedging Obligation" means any obligation of any person pursuant to any interest rate swap agreement,
interest  rate cap  agreement,  interest  rate collar  agreement,  interest rate exchange agreement, currency exchange agreement or any other agreement or arrangement designed to protect against fluctuations in interest rates or currency values, including, without limitation, any arrangement whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such person calculated by applying a fixed or floating rate of interest on the same notional amount.

         "Junior Securities" of any person means any Capital Stock and any Indebtedness of such Person that is (i) subordinated in right of payment to the Securities and has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to the Stated Maturity of the Securities and (ii) subordinated in right of payment to all Senior Indebtedness at least to the same extent as the Securities.

         "Lead Managers" means NatWest Securities Limited and Merrill Lynch International.

         "Officer" means the President, the Chief Operating Officer, any Vice President, the Treasurer, the Chief Financial Officer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

         "Principal Corporate Trust Office" means One Federal Street, Boston, Massachusetts (or such other office as the Trustee may designate as such).

         "Registered Security" shall have the meaning specified in
Section 2.5(c).

         "Regulation S" means Regulation S promulgated by the Commission under the Securities Act.

         "Regulation  S Global  Security"  shall have the meaning  specified  in
Section 2.5(c).

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Securities" means the securities in the form of Exhibit A or Exhibit B hereto.

         "Senior Indebtedness" means the principal, premium, if any, and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or in respect of (i) any Indebtedness of the Company and (ii) any and all deferrals, renewals, extensions, refundings and refinancings (whether direct or indirect) of any such Indebtedness, whether any such Indebtedness exists as of the date of this Indenture or shall hereafter be created, incurred, assumed or guaranteed; provided, however, that Senior Indebtedness shall not include (A) the Securities, (B) the Series A Debentures or the 7.25% Debentures, (C) Indebtedness of the Company owed or owing to a Subsidiary or any officer, director, trustee or employee of the Company or any Subsidiary, (D) Indebtedness of the Company which, pursuant to the terms of the instrument creating or evidencing such Indebtedness, is expressly made pari passu with or subordinate in right of payment to the Securities or (E) any liability for taxes owed or owing to the Company.

         "Series A Debentures" means the Company's 7.5% Convertible Subordinated Debentures Due 2003, Series A, in the aggregate principal amount of up to U.S. $80,500,000, issued pursuant to a First Supplemental Indenture, dated as of October 7, 1996, between the Company and the Trustee.

         "7.25% Debentures" means the Company's 7.25% Convertible Subordinated Debentures Due 2001 in the aggregate principal amount of up to U.S. $40,000,000, issued pursuant to a Third Supplemental Indenture, dated as of October 7, 1996, between the Company and the Trustee.

         "Subscription Agreement" means that certain Subscription Agreement, dated October 2, 1996, by and between the Company and the several managers named in Schedule 1 thereto (the "Managers"), as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

         "Trust Officer", when used with respect to the Trustee, means an officer of the Trustee customarily performing functions in corporate trust matters or any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

SECTION 1.2       Incorporation by Reference to Trust Indenture Act.

         Solely for purposes of this Supplement, Article One of the Indenture is hereby amended to add thereto the following:

         SECTION 114. Incorporation by Reference to Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Securities.

         "indenture security holder" means a Securityholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules have the meanings assigned to them therein.

                                    ARTICLE 2

                                 THE SECURITIES

SECTION 2.1       Form; Dating; Incorporation of Form in Indenture.

         In accordance with Sections 201 and 301 of the Indenture, there shall be and is hereby authorized a single series of Securities designated the "7.5% Convertible Subordinated Debentures Due 2003, Series B" limited in aggregate principal amount to $149,500,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 9.5 or 10.1 hereof or pursuant to Sections 304, 305, 306 or 1107 of the Indenture.

         Their fixed maturity shall be October 1, 2003, and they shall bear interest at the rate per annum of 7.5%, from and including the date of issuance thereof until maturity or earlier redemption, payable semiannually on April 1 and October 1 commencing April 1, 1997, until the principal thereof is paid or made available for payment.

         The Securities shall be redeemable as provided in Article 3.

         The Securities shall be subordinated in right of payment to Senior Indebtedness, to the extent provided in Article 11 hereof.

         The Securities shall be convertible as provided in Article 10 hereof.

         The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A and B which are incorporated in and made part of this Supplement.

The Securities may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication, except that Bearer Securities shall be dated October 7, 1996.

         The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Supplement and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Supplement, expressly agree to such terms and provisions and to be bound thereby. The Securities shall be issuable in registered form, without coupons, and in bearer form, with interest coupons attached.

SECTION 2.2       Registrar and Agents.

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an additional transfer agency or transfer agencies ("Transfer Agent"), an office or agency where the Securities may be presented for payment ("Paying Agent"), an office or agency where Securities may be presented for conversion ("Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Supplement may be served. The Registrar shall keep a register of the Securities (the "Security Register") and of their transfer and exchange. The Company may have one or more co- registrars, one or more Transfer Agents, one or more additional Paying Agents and one or more additional Conversion Agents. The Company or any Subsidiary may act as Paying Agent, Transfer Agent and/or Conversion Agent. The term "Paying Agent" includes any additional paying agent, the term "Transfer Agent" shall include any additional transfer agent and the term "Conversion Agent" includes any additional conversion agent.

         The Company may change any Paying Agent, Transfer Agent, Registrar, Conversion Agent or Co-Registrar on sixty (60) days' prior written notice to the Trustee (or such lesser time to which the Trustee may consent in writing). The Company shall notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

         The Company initially appoints the Trustee at its Principal Corporate Trust Office as Paying Agent (for Registered, but not Bearer Securities), Transfer Agent, Conversion Agent and agent for service of notices and demands. The Company further hereby appoints (i) The Chase Manhattan Bank, London, presently located at Woolgate House, Coleman Street, London EC2P 2HD, England (or such other office in London designated for the purpose by said institution), as the Registrar and as an additional Paying Agent, Transfer Agent and Conversion Agent, and (ii) Chase Manhattan Bank Luxembourg S.A., presently located at 5, rue Plaetis L-2338, Luxembourg (or such other office in Luxembourg designated for the purpose by said institution), as an additional Paying Agent, Transfer Agent and Conversion Agent in respect of the Securities upon the terms and conditions herein set forth. The Company shall maintain Agents with respect to the Securities as provided in Section 1002 of the Indenture.

SECTION 2.3       Paying Agent to Hold Money in Trust.

         On or before 3:00 p.m. (Luxembourg time) on the Business Day immediately preceding each due date of the principal of, premium if any, and interest on any Securities, the Company shall deposit with the Paying Agent located in Luxembourg a sum sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that it will hold in trust for the benefit of Holders of the Securities or the Trustee all money held by the Paying Agent for the payment of principal of, premium if any, or interest on the Securities and to notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall on or before each due date of the principal of, premium, if any, or interest on any Securities segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (if other than the Company or a Subsidiary thereof) shall have no further liability for the money.

SECTION 2.4       Outstanding Securities.

         Securities outstanding at any time are all Securities theretofore authenticated and delivered under this Supplement except: (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and (b) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Supplement, other than any Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer; provided, that in determining whether the Securityholders of the requisite principal amount of outstanding Securities are present at a meeting of Securityholders for quorum purposes or have voted or taken or concurred in any action under this Supplement, including the making of any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Trust Officer of the Trustee actually knows to be so owned shall be disregarded.

         If a Security is replaced pursuant to Section 306 of the Indenture, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent (other than the Company or a Subsidiary) holds on a Redemption Date or maturity date money deposited with it by or on behalf of the Company sufficient to pay the principal of, premium, if any, and accrued interest on Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

         A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

SECTION 2.5       Issuance.

                  (a) The Company has, by the Subscription Agreement, agreed to issue and sell to the several Managers up to U.S. $149,500,000 aggregate principal amount of its 7.5% Convertible Subordinated Debentures due 2003, Series B.

                  (b) Pursuant to the Subscription Agreement, the Manager may resell the Securities to (i) persons who are not "U.S. Persons" (as such term is defined in Regulation S) in transactions that meet the requirements of Regulation S.

                  (c) The Securities will initially be issued in the form of a temporary global debenture in bearer form without coupons or conversion rights in the aggregate principal amount of the entire issue of Securities substantially in the form of Exhibit B hereto (the "Regulation S Global
Security"). As hereinafter provided, the Regulation S Global Security may subsequently be exchanged for Securities in printed definitive form either as
(i) bearer Securities ("Bearer Securities") in denominations of U.S. $1,000 and U.S. $10,000 and with interest coupons attached thereto, representing the semi-annual interest payable thereon, or (ii) fully registered Securities ("Registered

Securities") in denominations of U.S. $1,000 and integral multiples thereof, without interest coupons attached thereto. Bearer Securities shall be substantially in the form of Exhibit A hereto, including the coupons set forth therein but excluding the information appearing therein that relates to the Registered Securities only. Registered Securities shall be substantially in the form of Exhibit A hereto.

                  (d) Reserved.

                  (e) Reserved.

                  (f) Reserved.

                  (g) The Registered Securities, the Bearer Securities and the Regulation S Global Security shall contain such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and this Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistent herewith, be determined by the officer of the Company executing such Securities, as evidenced by his execution of such Securities.

                  (h) The Company in issuing the Registered Securities shall use CUSIP numbers, and the Trustee may use such CUSIP numbers in any notice of redemption with respect to the Securities. In addition, the Company shall obtain an ISIN number and a Common Code for the Bearer Securities and the Registered Securities.

                  (i) In compliance with United States tax laws and regulations, Bearer Securities may not be offered or sold during the 40-day period beginning on the Closing Date (or, if later, any Additional Closing Date), or at any time if part of a Manager's unsold allotment, to a person who is within the United States or to a United States person other than (a) foreign branches of United States financial institutions if such institutions agree in writing to comply with the requirements of Section 165(j)(3)(A),(B), or (C) of the Code, and the regulations thereunder, (b) United States offices of exempt distributors, or (c) United States offices of international organizations or foreign central banks. United States tax laws and regulations also require that Bearer Securities not be delivered within the United States.

SECTION 2.6       Securityholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Registered Securities. If the Trustee is not the Registrar, the Registrar shall furnish to the Trustee on or before the Interest Record Date preceding each Interest Payment Date and at such times as the Trustee may request in writing a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of Holders of Registered Securities.

SECTION 2.7       Transfer and Exchange; Restrictions on Transfer.

         Solely for purposes of this Supplement, Section 305 of the Indenture (other than the first paragraph thereof) is hereby amended to read as follows:

                  (a) Upon surrender for registration of transfer of any Registered Security at any office or agency designated for such purpose by the Company pursuant to Section 2.2 hereof, the Company shall execute, and the Trustee or an Authenticating Agent shall authenticate, register and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denominations and of a like aggregate principal amount.

                  (b)  Reserved.

                  (c)  Bearer  Securities  may,  at the  option  of  the  holder thereof, be exchanged for an equal aggregate principal amount of Registered Securities in denominations of $1,000 and integral multiples thereof without coupons and/or Bearer Securities of authorized denominations, upon surrender of the Bearer Securities to be exchanged at any office or agency outside the United States designated for such purpose by the Company pursuant to Section 2.2 hereof, with all unmatured coupons and all matured coupons in default thereto appertaining. If such Holder is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons or the surrender of such missing coupon or coupons may be waived by the Company if there be furnished to it and the Trustee or a Paying Agent, as the case may be, such security or indemnity as it may require to save it, the Trustee, the Paying Agent and any paying agency harmless. If thereafter the Holder of such Security shall surrender to any paying agency any such missing coupon or coupons in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment from the Company; provided, however, that, except as otherwise provided in the form of Bearer Security set forth in Exhibit A hereto, interest represented by coupons shall be payable only upon presentation and surrender of those coupons outside of the United States, its territories and its possessions. Bearer Securities and coupons are transferable upon delivery.

                  (d) Registered Securities may, at the option of the holder thereof, be exchanged for Registered Securities of any other authorized denominations and of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at any office or agency designated for such purpose by the Company pursuant to the Indenture or this Supplement. Registered Securities shall not be exchangeable for Bearer Securities. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee or an Authenticating Agent shall authenticate and deliver, the Registered Securities which the holder making the exchange is entitled to receive.

                  (e) Reserved.

                  (f) Reserved.

                  (g) Reserved.

                  (h) Reserved.

                  (i) Reserved.

                  (j) Reserved.

                  (k) Reserved.

                  (l) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under the Indenture and this Supplement, as the Securities surrendered upon such registration of transfer or exchange.

                  (m) Every  Registered  Security  presented for registration of transfer or surrendered for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee or the Transfer Agent to which such Security is presented or surrendered, duly executed by the Holder thereof or his attorney duly authorized in writing. All such instruments shall comply with the applicable provisions of this Section 2.7. The registration of the transfer of a Registered Security by the Registrar shall be deemed to be the written acknowledgment of such transfer on behalf of the Company.

                  (n) No service charge shall be made for any registration of transfer or exchange, but the Company or the Transfer Agent may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of

Securities, other than exchanges pursuant to Section 2.5 hereof or not involving any registration of transfer.

                  (o) Neither the Company nor the Trustee nor any of the Transfer Agent shall be required (i) to exchange Bearer Securities for
Registered Securities during the period between the close of business on any Interest Record Date and the opening of business on the next succeeding Interest Payment Date, (ii) to exchange any Bearer Security (or portion thereof) for a Registered Security if the Company shall determine and inform the Trustee and the Transfer Agents in writing that, as a result thereof, the Company may incur adverse consequences under the federal income tax laws and regulations (including proposed regulations) of the United States in effect or proposed at the time of such exchange, or (iii) in the event of a redemption in part, (A) to register the transfer or exchange of Registered Securities or to exchange any Bearer Securities for Registered Securities during a period of 15 days immediately preceding the date notice is given pursuant to Section 3.1 hereof and Section 3(e) of the Registered Securities and the Bearer Securities identifying the serial numbers of any Securities to be redeemed, or (B) to register the transfer or exchange of any Registered Security so selected for redemption in whole or in part, except portions not being redeemed of Securities being redeemed in part, or (C) to exchange any Bearer Security called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged, on the terms and conditions set forth above, for a Registered Security that is simultaneously surrendered, with written instruction for payment on the Redemption Date, unless the Redemption Date is between the close of business on any Interest Record Date and the close of business on the next succeeding Interest Payment Date, in which case such exchange may only be made prior to the Interest Record Date immediately preceding the Redemption Date.

SECTION 2.8       Exchange of Global Security.

         Solely for purposes of this Supplement, Section 304(b) of the Indenture (other than the first paragraph thereof) is hereby amended to read as follows:

                  (a)  Reserved.

                  (b) The Regulation S Global Security will be issued upon payment to the Company or its order in United States dollars by wire transfer to a United States dollar account designated by the Company, at 3:00 p.m., London time, on the "Closing Date." Such payment will be made (1) upon authorization from the Lead Managers, and (2) against the delivery of the Regulation S Global Security for the Securities to the Common Depositary. The Regulation S Global Security shall be held on deposit with the Common Depositary for the accounts of Euroclear and Cedel, for credit to the Managers' Securities Clearance Accounts (or to such other accounts as the Managers may have specified) with Euroclear or Cedel.

                  (c) Reserved.

                  (d) On or before the Exchange Date, the Company will execute and deliver to The Chase Manhattan Bank, London, as Authenticating Agent, definitive Registered Securities and Bearer Securities in the aggregate principal amount outstanding in the Regulation S Global Security and in such proportion of Registered Securities to Bearer Securities as such Authenticating Agent may specify. "Exchange Date" means the date following the expiration of the 40-day period commencing on the Closing Date or, if later, an Additional Closing Date. On or after the Exchange Date, the Regulation S Global Security may be surrendered to the Registrar to be exchanged, as a whole or in part, for definitive Bearer Securities without charge, and the Trustee or an Authenticating Agent shall authenticate and deliver, in exchange for such Regulation S Global Security or the portions thereof to be exchanged, an equal aggregate principal amount of definitive Bearer Securities, but only upon presentation to the Registrar of a certificate of Euroclear or Cedel with respect to the Regulation S Global Security or portions thereof being exchanged, to the effect that it has received a certificate or certificates satisfactory to it with respect to Non-U.S. Person beneficial ownership on the part of the Holders of the Securities accepted for clearance through Euroclear or Cedel, as appropriate, dated no earlier than 15 days prior to the Exchange Date and signed by the person appearing in its records as the owner of the Regulation S Global Security or portions thereof being exchanged. Similarly, on or after the Exchange Date, portions of the Regulation S Global Security may be exchanged for an equal aggregate principal amount of definitive Registered Securities upon presentation to the Registrar of a request for such exchange accompanied by a certification of Non-U.S. beneficial ownership.

                  (e) Reserved.

                  (f) Bearer Securities and Registered Securities may only be issued in exchange for interests in the temporary Regulation S Global Security upon receipt of certification in the form of Exhibit A-2 to the Indenture.

                  (g) The delivery to the Registrar by Euroclear or Cedel of any certificate referred to in paragraph (f) above may be relied upon by the Company and the Registrar as conclusive evidence that a corresponding certificate or certificates in the form of Exhibit A-1 to the Indenture has or have been delivered to Euroclear or Cedel pursuant to the terms of this Supplement and the Indenture.

                  (h) Upon any such exchange of a portion of the Regulation S Global Security for a definitive Bearer Security or Securities or a definitive Registered Security or Securities, the Regulation S Global Security shall be endorsed by the Trustee or its agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such definitive Security or Securities; and the Trustee hereby appoints the Registrar as its agent for such purpose. Until so exchanged in full for definitive Securities, the Regulation S Global Security shall in all respects be entitled to the same benefits under the Indenture and this Supplement as definitive Securities authenticated and delivered hereunder, except that neither the Holder thereof nor the beneficial owners of the Regulation S Global Security shall be entitled to receive payment of interest thereon or exercise conversion rights with respect thereto.

SECTION 2.9       Payment.

         Solely for purposes of this Supplement, Section 307 of the Indenture is hereby amended to read as follows:

                  (a) The Company will pay or cause to be paid to the Paying Agent the amounts, at the times and for the purposes, set forth herein and in the text of the Securities, and the Company hereby authorizes and directs the Paying Agent to make payment of the principal of, premium, if any, and interest on and Additional Amounts, if any, on the Securities from such payments.

                  (b) At least 15 days prior to the date on which any payment of Additional Amounts shall be required to be made pursuant to Section 2 of the Securities, the Company will furnish each Paying Agent and the Trustee with a certificate of one of its duly authorized officers instructing each Paying Agent as to the amounts required (i) to be deducted or withheld for or on account of any taxes described in Section 2 of the Securities from a payment to be made on that date and (ii) to be paid to each holder of Securities or coupons as Additional Amounts pursuant to that paragraph. If the foregoing amounts are not uniform for all Holders, then the Company's certificate shall specify by country of residence or other factor the amounts required to be deducted or withheld and to be paid as Additional Amounts for each Holder or class of Holders of the Securities or coupons. In the absence of its receipt of any such certificate from the Company, each Paying Agent may make payment without deduction or withholding. The Company hereby agrees to indemnify each Paying Agent and the Trustee for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or willful misconduct on their part, arising out of or in connection with actions taken or omitted by any of them in reliance on any certificate furnished pursuant to this Section.

                  (c) Interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Interest Record Date even if such Registered Security is canceled after such Interest Record Date.

                  (d) If a Registered Security is converted after the close of business on an Interest Record Date and before the opening of business on the next succeeding Interest Payment Date, the interest due on such Interest Payment Date shall be paid on such Interest Payment Date to the person in whose name that Security is registered at the close of business on that Interest Record Date.

SECTION 2.10      Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 2.11      Appointment of Authenticating Agents.

                  Pursuant to Section 611 of the  Indenture,  the Trustee hereby appoints each of (i) the London office of Fleet National Bank (Fleet Bank London), presently located at 40-41 St. Andrews Hill, London EC4V 5DE, England (or such other office in London designated for such purpose by said institution), and (ii) The Chase Manhattan Bank, London, presently located at Woolgate House, Coleman Street, London EC2P 4HD, England (or such other office in London designated for such purpose by said institution), as Authenticating Agents with respect to the Securities. The Company and the Trustee hereby waive the requirement set forth in the second sentence of Section 611 of the Indenture with respect to the execution and delivery of an instrument signed by a Responsible Officer of the Trustee.


                                    ARTICLE 3
                                   REDEMPTION

SECTION 3.1       Right of Redemption.

         Solely for the purposes of this Supplement, Section 1104 of the Indenture is hereby amended as follows:

         If, under the circumstances described in Section 3 of the Registered Securities and Bearer Securities, the Company shall elect or be required to redeem the outstanding Securities, the following provisions shall be applicable:

                  (a)      Reserved.

                  (b) In case the Company shall give notice to the Trustee of its election to redeem the Securities pursuant to Section 1102 of the Indenture, the Trustee shall cause to be given to Holders on behalf of and at the expense of the Company a notice of redemption in accordance with Section 1104 of the Indenture. The Trustee shall send a copy of such notice of redemption to the Company and each Paying Agent (if different from the Trustee). In the case of a redemption in whole, notice will be given once not more than 60 nor less than 30 days prior to the Redemption Date. In the case of a partial redemption, notice will be given twice, the first such notice to be given not more than 60 nor less than 45 days prior to the Redemption Date and the second such notice to be given not more than 45 and not less than 30 days prior to the Redemption Date. The Trustee shall notify the Company promptly of the portions of outstanding Securities to be called for redemption as determined pursuant to Section 3(a) of the Registered Securities and Bearer Securities.

                  (c) Reserved.

                  (d) Notices relating to the redemption of Securities shall specify: the Redemption Date; the Redemption Price; the place or places of payment; that payment will be made upon presentation and surrender of the Securities to be redeemed, together, in the case of a Bearer Security, with all appurtenant coupons, if any, maturing subsequent to the Redemption Date; that interest accrued to the Redemption Date will be paid as specified in such notice; that on and after said date interest thereon will cease to accrue; that the Holder will have the right to convert such Holder's Securities until the close of business on the fifth day (or if such day is not a Business Day, the next succeeding Business Day) preceding the related Redemption Date or Holder Redemption Date, as the case may be; and such other information as the Company may wish to include. In the case of a redemption in part at the option of the Company, notices shall specify the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities outstanding after such partial redemption. The first notice shall specify the last date on which exchanges or transfers of Securities may be made (in accordance with Section 2.6(o) hereof), and the second notice shall specify the serial numbers of the Securities and the portions thereof called for redemption. In the case of a redemption in whole or in part by the Company, notices shall specify the date the conversion privilege expires in accordance with Section 4(a) of the Registered Securities and Bearer Securities. Such notices shall also state that the conditions precedent, if any, to such redemption have occurred.

SECTION 3.2       Effect of Notice of Redemption.

                  Once notice of redemption is given in accordance  with Section
3.1 hereof, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price, including accrued and unpaid interest and Additional Amounts, if any, to the Redemption Date. Upon surrender to the Trustee or Paying Agent, such Securities called for redemption shall be paid at the Redemption Price, including accrued and unpaid interest and Additional Amounts, if any, to the Redemption Date; provided that if the Redemption Date is after a regular Interest Record Date and on or prior to the corresponding Interest Payment Date, the accrued interest to the Redemption Date and Additional Amounts, if any, shall be payable on the Redemption Date to the Holder of the redeemed Securities registered on the relevant Interest Record Date; and provided, further, that if a Redemption Date is not a Business Day, payment shall be made on the next succeeding Business Day and no interest or Additional Amounts shall accrue for the period from such Redemption Date to such succeeding Business Day.

SECTION 3.3       Deposit of Redemption Price.

         Solely for purposes of this Supplement, Section 1105 of the Indenture is hereby amended to read as follows:

         The Company shall deposit with the Paying Agent in Luxembourg on or before 3:00 p.m. (Luxembourg time) on the Business Day immediately preceding the Redemption Date funds sufficient to pay the Redemption Price of, including accrued and unpaid interest on, and Additional Amounts with respect to, all Securities to be redeemed on such Redemption Date (other than Securities or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation). The Paying Agent shall promptly return to the Company any funds so deposited which are not required for that purpose upon the written request of the Company.

                                    ARTICLE 4

                                    COVENANTS

SECTION 4.1       Payment of the Securities.

         Section 1001 of the Indenture is hereby amended by adding thereto the following:

         The Company shall pay interest on overdue principal and premium, if any, at the rate borne by the Security; it shall pay interest, including post-petition interest in the event of a proceeding under any Bankruptcy Law, on overdue installments of interest at the same rate to the extent lawful.

SECTION 4.2       Notice of Default.

         Article Ten of the Indenture is hereby amended by adding thereto the following:

         SECTION 1009. Notice of Default. The Company will, so long as any Securities are outstanding, deliver to the Trustee, within 10 days of becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition in this Indenture, an Officers' Certificate specifying such Default or Event of Default, the period of existence thereof and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.3       Limitation on Dividends and Other Distributions.

         Article Ten of the Indenture is hereby amended by adding thereto the following:

         SECTION 1010. Limitation on Dividends and Other Distributions. The Company will not (i) declare or pay any dividend or make any distribution on its shares of Common Shares or to holders of Common Shares (other than dividends or distributions payable in Common Shares or other than as the Company determines in good faith is necessary to maintain its qualification as real estate investment trust under the Code) or (ii) purchase, redeem or otherwise acquire or retire for value any of its Common Shares, if at the time of such action an Event of Default has occurred and is continuing or would exist immediately after such action. Notwithstanding the foregoing, the provisions of this Section 1010 will not prevent (i) the payment of any dividend within 60 days after the date of declaration when the payment would have complied with the foregoing provision on the date of declaration, or (ii) the Company's retirement of any of its Common Shares by exchange for, or out of the proceeds of the substantially concurrent sale of, other Common Shares.

                                    ARTICLE 5

                                    RESERVED


                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.1       Events of Default.

         (a) Solely for purposes of this Supplement, Section 501 of the Indenture is hereby amended by deleting paragraphs (1) and (2) thereof and replacing said paragraphs in their entirety with the following:

                  (1) default in the payment of any installment interest upon any Series A Debenture or any 7.25% Debenture or any installment of interest upon or any Additional Amounts payable in respect of any Security or of any coupon appertaining thereto, when such interest, Additional Amounts or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security or any Series A Debenture or any 7.25% Debenture when it becomes due and payable at its Maturity; or

         (b) Solely for purposes of this Supplement, Section 501 of the Indenture is hereby amended by deleting paragraph (3) thereof.

         (c) Solely for purposes of this Supplement, Section 501 of the Indenture is hereby amended by deleting paragraph (8) thereof and replacing it with the following:

                  (8) the failure by the Company to perform any conversion of the Securities or the Series A Debentures or the 7.25% Debentures and the continuance of such failure for a period of 60 days.

SECTION 6.2       Rights of Holders to Receive Payment.

         Section 508 of the Indenture is hereby amended to add thereto the following:

         Notwithstanding any other provision of this Indenture, the right of any Holder of any Security to convert such Security or to bring suit for the enforcement of such right shall not be impaired or affected without the written consent of the Holder.

                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.1       Duties of Trustee.

         Article Six of the Indenture is hereby amended by adding thereto the following:

         SECTION 612.  Duties of Trustee.

         (1) The duties and responsibilities of the Trustee shall be as provided by the TIA. If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

         (2) Except during the continuance of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

                  (a) The Trustee need perform only those duties that are specifically set forth in this Indenture, and the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture, and no others, and no implied covenants or obligation shall be read into this Indenture against the Trustee.

                  (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (3) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (a) This paragraph does not limit the effect of paragraph (2) of this Section 612.

                  (b) The Trustee shall not be liable for any error in judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (c) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 512.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) The Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article IV hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Section 6.1(a) (provided that the Trustee is the Paying Agent), or (ii) any Default or Event of Default of which a Trust Officer of the Trustee shall have received written notification from the Company or any Holder or obtained actual knowledge.

         (4) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1), (2), (3), (5) and (6) of this Section 612 and subject to Sections 315 and 316 of the TIA.

         (5) Subject to subsection (3), the Trustee may refuse to perform any duty or exercise any right or power unless, subject to the provisions of the TIA, it receives indemnity satisfactory to it against any loss, liability, expense or fee.

         (6) The Trustee shall not be liable for interest on any money received by it. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.2       Eligibility; Disqualification.

         Section 607 of the Indenture is hereby amended by adding thereto the following:

         The Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9).

SECTION 7.3       Preferential Collection of Claims Against Company.

         The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.


                                    ARTICLE 8

                                    RESERVED


                                    ARTICLE 9

                             AMENDMENTS AND WAIVERS

SECTION 9.1       Amendments and Waivers with Consent of Holders.

         Section 902 of the Indenture is hereby amended to add thereto the following:

         With the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, the Company, when authorized by Board Resolution, and the Trustee may amend or supplement this Indenture (any such amendment or supplement to be in a form satisfactory to the Trustee) or the Securities for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities. The Holders of a majority in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. Subject to Section 904, without the consent of each Holder of Securities affected, however, an amendment, supplement or waiver, may not:

                  (1) make any change in Section 508 of this Indenture;

                  (2) make any change that adversely affects the right to convert any Security; or

                  (3) make any change in Article 11 of the Second Supplemental Indenture, dated as of October 7, 1996, which adversely affects the rights of any Securityholder.

SECTION 9.2       Revocation and Effect of Consents.

         Section 904 of the Indenture is hereby amended by adding thereto the following:

         Subject to this Indenture, each amendment, supplement or waiver evidencing other action shall become effective in accordance with its terms. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the notice of revocation before the date the amendment, waiver or other action becomes effective.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies) and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from Holders of the principal amount of Securities then outstanding required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

         After an amendment, waiver or other action becomes effective, pursuant to Section 901 or 902, as the case may be, it shall bind every Holder of a Security.

                                   ARTICLE 10

                            CONVERSION OF SECURITIES

SECTION 10.1      Right of Conversion; Conversion Price.

         Subject to the provisions of Section 4 of the Securities, the Holder of any Security or Securities shall have the right, at such Holder's option, at any time on or after the Exchange Date and before the close of business on October 1, 2003 (except that, with respect to any Security or portion of a Security which shall be called for redemption, such right shall terminate at the close of business on the second Business Day preceding the Redemption Date fixed for redemption of such Security or portion of a Security unless the Company shall default in payment due upon redemption thereof), to convert, subject to the terms and provisions of this Article 10, the principal of any such Security or Securities or any portion thereof which is $1,000 principal amount or an integral multiple thereof into Common Shares, initially at the conversion price per share of $18.00 or, in case an adjustment of such price has taken place pursuant to the provisions of Section 10.4, then at the price as last adjusted (such price or adjusted price being referred to herein as the "conversion price"), upon surrender of the Security or Securities, the principal of which is so to be converted, together with all unmatured coupons (except that any Bearer Security called for redemption on October 1 through and including October 4, 1999 need not be delivered with the coupon that matures on October 1, 1999), if any, and any matured coupons in default appertaining thereto, if any, accompanied by written notice of conversion duly executed, to the Company, at any time during usual business hours at the office or agency maintained by it for such purpose, and, if so required by the Conversion Agent or Registrar, accompanied by a written instrument or instruments of transfer in form satisfactory to the Conversion Agent or Registrar duly executed by the Holder or his duly authorized representative in writing. For convenience, the conversion of any portion of the principal of any Security or Securities into Common Shares is hereinafter sometimes referred to as the conversion of such Security or Securities.

SECTION 10.2      Issuance of Shares on Conversion.

         As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Company shall deliver or cause to be delivered at its said office or agency, to or upon the written order of the Holder of the Security or Securities so surrendered, certificates representing the number of fully paid and nonassessable Common Shares into which such Security or Securities may be converted in accordance with the provisions of this Article 10. Such conversion shall be deemed to have been made as of the close of business on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof with a written notice of conversion duly executed, so that the rights of the Holder of such Security or Securities as a Securityholder shall cease at such time and, subject to the following provisions of this paragraph, the Person or Persons entitled to receive the Common Shares upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such Common Shares at such time and such conversion shall be at the conversion price in effect at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the Common Shares upon such conversion as the record holder or holders of such Common Shares on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such Common Shares as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; and provided, further, that in such event such conversion shall be at the conversion price in effect on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof, as if the stock transfer books of the Company had not been closed. The Company shall give or cause to be given to the Trustee and the Conversion Agent written notice whenever the stock transfer books of the Company shall be closed.

         In the case of any Registered Security or Bearer Security of a denomination other than $1,000 that is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Conversion Agent, and the Conversion Agent shall deliver to the Holder thereof, in each case at the expense and written direction of the Company, a new Security or Securities of any authorized kind or denomination as requested by such Holder, in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

SECTION 10.3      No Adjustment for Interest or Dividends.

         No payment or adjustment in respect of interest on the Securities or dividends on the Common Shares shall be made upon the conversion of any Security or Securities; provided, however, that if a Security or any portion thereof shall be converted subsequent to any regular record date and on or prior to the next succeeding interest payment date, the interest falling due on such interest payment date shall be payable on such interest payment date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security is registered at the close of business on such regular record date and Securities surrendered for conversion during the period from the close of business on any regular record date to the opening of business on the corresponding interest payment date must be accompanied by payment of an amount equal to the interest payable on such interest payment date (except in the case of Registered Securities of portions thereof which are called for redemption on October 1 through and including October 4, 1999, which need not be accompanied by such amount payable in respect of the October 1, 1999 interest payment date).

SECTION 10.4      Adjustment of Conversion Price.

         (1) In case the Company shall pay or make a dividend or other distribution on any class of Capital Stock of the Company in Common Shares, the conversion price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced so that the same shall equal the price determined by multiplying such conversion price by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination and in the event that such dividend or other distribution is not so made, or is made in part, the conversion price shall again be adjusted to be the conversion price which would then be in effect (i) if such record date has not been fixed or (ii) based on the actual number of shares actually issued, as the case may be.

         (2) In case at any time the Company shall (A) subdivide its outstanding Common Shares into a greater number of shares, (B) combine its outstanding Common Shares into a smaller number of shares, or (C) issue by reclassification of its Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares of Capital Stock, the conversion price in effect at the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Security surrendered for conversion after such time shall be entitled to receive the aggregate number and kind of shares which, if such Security had been converted immediately prior to such time, he would have owned upon such conversion and been entitled to receive upon such subdivision, combination or reclassification. Such adjustment shall become effective immediately after the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         (3) In case at any time the Company shall fix a record date for the issuance of rights, options or warrants to all holders of its Common Shares entitling them to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a price per share less than the current market price per Common Share on such record date, the conversion price in effect at the opening of business on the day following such record date shall be reduced so that the same shall equal the price determined by multiplying such conversion price by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on such record date plus the number of Common Shares (or its equivalent) which the aggregate of the offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price per Common Share and the denominator shall be the number of Common Shares outstanding at the close of business on such record date plus the number of Common Shares (or its equivalent) so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following such record date; provided, however, that no adjustment to the conversion price shall be made pursuant to this Section 10.4(3) if the holders of Securities receive, or are entitled to receive upon conversion or otherwise, the same rights, options or warrants as are issued to the holders of Common Shares, on the same terms and conditions as such rights, options or warrants are so issued to the holders of Common Shares. Such reduction shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, or are issued in part, or are issued but all or part of which expire unexercised, the conversion price shall again be adjusted to be the conversion price which would then be in effect (i) if such record date had not been fixed or (ii) based on the actual number of rights, options or warrants actually issued, as the case may be.

         (4) In case at any time the Company shall fix a record date for the making of a distribution, by dividend or otherwise, to all holders of its Common Shares, of shares of beneficial interest in Hospitality Properties Trust, a Maryland real estate investment trust ("HPT"), then in each such case the conversion price in effect after such record date shall be determined by multiplying the conversion price in effect immediately prior to such record date by a fraction, of which the numerator shall be the total number of outstanding Common Shares multiplied by the current market price per Common Share on such record date, less the fair market value (as determined by a Board Resolution, whose determination shall be conclusive and described in a statement filed with the Trustee) of the shares of beneficial interest in HPT so to be distributed, and of which the denominator shall be the total number of outstanding Common Shares multiplied by such current market price per Common Share. Such adjustment shall be made successively whenever such a record date is fixed and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution; and in the event that such distribution is not so made, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such record date has not been fixed.

         (5) For the purpose of any computation under paragraphs (3) and (4) for this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the Closing Prices for the 15 consecutive Business Days selected by the Company commencing not more than 30 and not less than 20 Business Days before the date in question.

         (6) No adjustment in the conversion price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(6)) would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (6) shall be made to the nearest cent.

         (7) The Company may, but shall not be required to, make such reductions in the conversion price, in addition to those required by paragraph (1), (2),
(3) and (4) of this Section 10.4 as the Company's Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Board of Directors shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Section 10.4 and its actions in so doing shall be final and conclusive.

         (8) The adjustments provided for in this Section 10.4 shall be made successively whenever any event listed above shall occur.

SECTION 10.5      Notice of Adjustment of Conversion Price.

         Whenever the conversion price for the Securities is adjusted as herein provided:

                  (1) the Company shall compute the adjusted conversion price in accordance with Section 10.4 and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based and the computation thereof, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of the Securities pursuant to Section 2.4 and with the Trustee and the Conversion Agent; and

                  (2) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to all Holders of the Securities at their last addresses as they shall appear in the Security Register.

                  (3) If the conversion price is adjusted and the Company fails to file an Officers' Certificate with the Trustee and the Conversion Agent as provided by Section 10.5(1), the Trustee and the Conversion Agent (other than the Company or a Subsidiary) shall be entitled to rely conclusively on the conversion price set forth in the Officers' Certificate most recently received by the Trustee and the Conversion Agent (or as set forth in the Securities and this Indenture if the conversion price shall not have been adjusted).

SECTION 10.6      Notice of Certain Corporate Action.

         In case:

                  (a) the Company shall authorize the granting to holders of its Common Shares of rights or warrants entitling them to subscribe for or purchase any shares of Capital Stock of any class or of any other rights; or

                  (b) of any reclassification of the Common Shares of the Company, or of any distribution of any assets of the Company to the holders of its Common Shares, or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each Conversion Agent and shall cause to be mailed to the Trustee and given to all Holders of the Securities in accordance with Section 14 of the Bearer Securities and the Registered Securities at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the Holders of Common Shares of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the conversion price applicable to the Securities and, if so, shall state what the adjusted conversion price will be and when it will become effective. Neither the failure to give the notice required by this Section, nor any defect therein, to any particular Holder shall affect the sufficiency of the notice or the legality or validity of any such dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up, or the vote on any action authorizing such with respect to the other holders.

SECTION 10.7      Taxes on Conversions.

         The Company will pay any and all documentation, stamp or similar taxes that may be payable in respect of the issuance or delivery of Common Shares on conversion of the Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of Common Shares in a name other than that of the Holder of the Security or Securities to be converted, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid. The

Company extends no protection with respect to any other taxes imposed in connection with conversion of Securities.

SECTION 10.8      Fractional Shares.

         No fractional shares or scrip representing fractional shares shall be issued upon any conversion of the Securities. If any such conversion would otherwise require the issuance of a fractional share an amount equal to such fraction multiplied by the current market price per Common Share (determined as provided in paragraph (5) of Section 10.4) on the day of conversion shall be paid to the Holder in cash by the Company.

SECTION 10.9      Cancellation of Converted Securities.

         All Securities delivered for conversion shall be delivered to the Trustee or the Conversion Agent to be canceled by or at the direction of the Trustee or the Conversion Agent, which shall dispose of the same as provided in
Section 309 of the Indenture.

SECTION 10.10     Provisions in Case of Consolidation, Merger or Sale of Assets

         (1) In case of any consolidation of the Company with, or merger of the Company into, any Person, or in case of any merger of another Person into the Company (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares), or in case of any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 10.1 to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Common Shares into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Article 10. The above provisions of this Section 10.10 shall similarly apply to successive consolidations, mergers, sales or transfers.

         (2) The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by Holders upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto.

SECTION 10.11     Disclaimer  by Trustee of  Responsibility  for Certain
                  Matters.

         The Trustee and each Conversion Agent (other than the Company or any Subsidiary) shall not at any time be under any duty or responsibility to any Holder of the Securities to determine whether any facts exist which may require any adjustment of the conversion price, how it should be calculated or what it should be, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and each Conversion Agent (other than the Company or any Subsidiary) shall not be accountable with respect to the validity, value, kind or amount of any Common Shares, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it makes no representation with respect thereto. The Trustee and each Conversion Agent (other than the Company or any Subsidiary) shall not be responsible for any failure of the Company to issue, transfer or deliver any Common Shares or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Section 7.1, to comply with any of the covenants of the Company contained in this Article 10.

SECTION 10.12     Covenant to Reserve Shares.

         The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Shares, solely for the purpose of issuance upon conversion of the Securities as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Securities. The Company covenants that all Common Shares which shall be so issuable shall be, when issued, duly and validly issued and fully paid and non-assessable. For purposes of this Section 10.12, the number of Common Shares which shall be deliverable upon the conversion of all outstanding Securities shall be computed as if at the time of computation all outstanding Securities were held by a single holder.

                                   ARTICLE 11

                                  SUBORDINATION

SECTION 11.1      Securities Subordinated to Senior Indebtedness.

         The Company and each Holder, by its acceptance of Securities, agree that (a) the payment of the principal of and interest on the Securities and (b) any other payment in respect of the Securities, including on account of the acquisition or redemption of the Securities by the Company is subordinated, to the extent and in the manner provided in this Article 11, to the prior payment in full of all Senior Indebtedness of the Company, and all other Obligations in respect thereof, whether outstanding at the date of this Supplement or thereafter created, incurred, assumed or guaranteed, and that these subordination provisions are for the benefit of the holders of Senior Indebtedness.

         This Article 11 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

         To the extent any provision of this Article 11 conflicts or is inconsistent with any other provision of the Indenture or this Supplement, the provisions of this Article 11 shall govern and supersede such inconsistent or conflicting provision.

SECTION 11.2      No Payment on Securities in Certain Circumstances.

         (a) No payment may be made by the Company on account of the principal of, premium, if any, interest on the Securities, or to acquire or to purchase any of the Securities for cash or property, or on account of the redemption provisions of the Securities, in each case other than payments made with Junior Securities of the Company (i) upon the maturity of any Senior Indebtedness of the Company by lapse of time, acceleration (unless waived) or otherwise, unless and until all principal of, premium, if any, and interest on such Senior Indebtedness and all other obligations in respect thereof are first paid in full (or such payment is duly provided for), or (ii) in the event of default in the payment of any principal of, premium, if any, or interest on, or any other obligation in respect of, any Senior Indebtedness of the Company when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived by the holders of such Senior Indebtedness or otherwise has ceased to exist.

         (b) Upon (i) the happening of an event of default (other than a Payment Default) that permits the holders of any Senior Indebtedness or their representative immediately to accelerate its maturity and (ii) either such event of default shall be subject of a judicial proceeding or written notice of such event of default shall have been given to the Company by the requisite holders of such Senior Indebtedness or their representative (a "Payment Notice"), then, unless and until such event of default has been cured or waived by the requisite holders of such Senior Indebtedness or otherwise has ceased to exist, no payment (by set-off or otherwise) may be made by or on behalf of the Company on account of the principal of, premium, if any, interest on the Securities, or to acquire or repurchase any of the Securities for cash or property, or on account of the redemption provisions of the Securities, in any such case other than payments made with Junior Securities of the Company.

         (c) In furtherance of the provisions of Section 11.1, in the event that, notwithstanding the foregoing provisions of this Section 11.2, any payment or distribution of assets of the Company (other than Junior Securities) shall be received by the Trustee or the Holders or any Paying Agent at a time when such payment or distribution is prohibited by the provisions of this Section 11.2, then such payment or distribution shall be received and held in trust by the Trustee or such Holders or Paying Agent (or, if the Company or any Affiliate of the Company is acting as its own Paying Agent, money for any such payment or distribution shall be segregated or held in trust) for the benefit of the holders of Senior Indebtedness of the Company, and shall be paid or delivered by the Trustee or such Holders or such Paying Agent, as the case may be, to the holders of Senior Indebtedness of the Company remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness of the Company held or represented by each, for application to the payment of all Senior Indebtedness of the Company in full after giving effect to any concurrent payment and distribution to the holders of such Senior Indebtedness, but only to the extent that as to any holder of such Senior Indebtedness, as promptly as practical following receipt by such holder of written notice from the Trustee to the holders of such Senior Indebtedness that such prohibited payment has been received by the Trustee, Holder(s) or Paying Agent (or has been segregated as provided above), such holder (or a representative therefor) notifies the Trustee and the Paying Agent in writing of the amounts then due and owing on such Senior Indebtedness, if any, held by such holder and only the amounts specified in such notices to the Trustee shall be paid to the holders of such Senior Indebtedness.

SECTION 11.3 Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization.

         Upon any distribution of assets of the Company upon any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshalling of assets or liabilities:

         (a) the holders of all Senior Indebtedness of the Company shall first be entitled to receive payments in full (or have such payment duly provided for) before the Holders are entitled to receive any payment on account of the principal of, premium, if any, interest on, and Additional Amounts with respect to, the Securities (other than Junior Securities);

         (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior Securities) to which the Holders or the Trustee on behalf of the Holders would be entitled (by set-off or otherwise), except for the provisions of this Article 11, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution directly to the holders of Senior Indebtedness of the Company or their representative to the extent necessary to make payment in full of all such Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

         (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior Securities), shall be received by the Trustee or the Holders or any Paying Agent (or, if the Company or any Affiliate of the Company is acting as its own Paying Agent, money for any such payment or distribution shall be segregated or held in trust) on account of the principal of, premium, if any, interest on, or Additional Amounts with respect to, the Securities before all Senior Indebtedness of the Company is paid in full, such payment or distribution shall be received and held in trust by the Trustee or such Holder or Paying Agent (or, if the Company or any Affiliate of the Company is acting as its own Paying Agent, money for any such payment or distribution shall be segregated or held in trust) for the benefit of the holders of such Senior Indebtedness, or their respective representative, or the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the respective amounts of such Senior Indebtedness held or represented by each, to the extent necessary to make payment as provided herein of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to or for the holders of such Senior Indebtedness, but only to the extent that as to any holder of such Senior Indebtedness, as promptly as practical following receipt by such holder of written notice from the Trustee to the holders of such Senior Indebtedness that such prohibited payment has been received by the Trustee, Holder(s) or Paying Agent (or has been segregated as provided above), such holder (or a representative therefor) notifies the Trustee and the Paying Agent in writing of the amounts then due and owing on such Senior Indebtedness, if any, held by such holder and only the amounts specified in such notices to the Trustee shall be paid to the holders of such Senior Indebtedness.

SECTION 11.4 Securityholders to Be Subrogated to Rights of Holders of Senior Indebtedness.

         Subject to the payment in full of all Senior Indebtedness of the Company as provided herein, the Holders of Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of such Senior Indebtedness by the Company, or by or on behalf of the Holders by virtue of this Article 11, which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of this Article 11 are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

         If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 11 shall have been applied, pursuant to the provisions of this Article 11, to the payment of amounts payable under Senior Indebtedness of the Company, then the Holders shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full.

SECTION 11.5      Obligations of the Company Unconditional.

         Nothing contained in this Article 11 or elsewhere in this Supplement or in the Securities is intended to or shall impair as between the Company and the Holders, the obligation of each such Person, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, interest on, and Additional Amounts with respect to, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 11, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Notwithstanding anything to the contrary in this Article 11 or elsewhere in this Supplement or in the Securities, upon any distribution of assets of the Company referred to in this Article 11, the Trustee, subject to the provisions of Sections 602 and 612 of the Indenture, and the Holders shall be entitled to rely conclusively upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other
Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11 so long as such court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this
Article 11. The Trustee shall be entitled to rely conclusively upon the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) to establish that such a notice has been given by a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 11, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Article 11, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment. Nothing in this Article 11 shall apply to the claims of, or payments to, the Trustee under or pursuant to Section 606 of the Indenture. The provisions of this Section 11.5 applicable to the Trustee shall (unless the context requires otherwise) also apply to any Paying Agent.

SECTION 11.6 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

         The Trustee or any Paying Agent (other than the Company acting as its own Paying Agent) shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or such Paying Agent unless and until a Trust Officer of the Trustee or such Paying Agent (other than the Company acting as its own Paying Agent), as the case may be, shall have received, no later than three Business Days prior to such payment, written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 602 and 612 of the Indenture, and such Paying Agent shall be entitled in all respects conclusively to assume that no such fact exists.

SECTION 11.7      Application by Trustee of Assets Deposited with It.

         Any deposit of assets with the Trustee or any Paying Agent (whether or not in trust) for the payment of principal of or interest on, or Additional Amounts with respect to, any Securities shall be subject to the provisions of Sections 11.1, 11.2, 11.3 and 11.4; provided that, if prior to three Business Days preceding the date on which by the terms of this Supplement any such assets may become distributable for any purpose (including, without limitation, the payment of either principal of or interest on any Security) the Trustee or a Paying Agent shall not have received with respect to such assets the written notice provided for in Section 11.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

SECTION 11.8 Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness.

         No right of any present or future holders of any Senior Indebtedness to enforce subordination provisions contained in this Article 11 shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Supplement, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

SECTION 11.9 Securityholders Authorize Trustee to Effectuate Subordination of Securities.

         Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in this Article 11 and to protect the rights of the Holders pursuant to this Supplement, and appoints the Trustee its attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors of the Company), the making of a timely filing of a claim for the unpaid balance of its Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Indebtedness or their representative to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Indebtedness or their representative to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 11.10     Right of Trustee to Hold Senior Indebtedness.

         The Trustee and any Agent shall be entitled to all of the rights set forth in this Article 11 in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Supplement shall be construed to deprive the Trustee or any Agent of any of its rights as such holder.

SECTION 11.11     Article 11 Not to Prevent Events of Default.

         The failure to make a payment on account of principal of, premium, if any, interest on, or Additional Amounts with respect to, the Securities by reason of any provision of this Article 11 shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 501 of the Indenture or in any way prevent the Holders or the Trustee from exercising any right or remedy hereunder or at law or in equity other than the right to receive payment on the Securities in accordance with the terms of this Article 11.

SECTION 11.12     No Fiduciary Duty of Trustee to Holders of Senior
                  Indebtedness.

         Neither the Trustee nor any Paying Agent shall be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of Securities or the Company or any other Person, cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 11 or otherwise. Nothing in this Section 11.12 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Indebtedness or their representative in accordance with the provisions hereof.

                                   ARTICLE 12

                                  MISCELLANEOUS

SECTION 12.1      Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provisions shall control. The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 12.2      Communications by Holders with Other Holders.

         Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 12.3      Governing Law.

         The laws of The Commonwealth of Massachusetts shall govern this Supplement and the Securities without regard to principles of conflicts of law.

SECTION 12.4      No Adverse Interpretation of Other Agreements.

         This Supplement may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Supplement.

SECTION 12.5      Successors.

         All covenants and agreements of the Company in this Supplement and the Securities shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.

SECTION 12.6      Multiple Counterparts.

         The parties may sign multiple counterparts of this Supplement. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 12.7      Headings, etc.

         The headings of the Articles and Sections of this Supplement have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 12.8      Severability.

         In case any provision in this Supplement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed, all as of the date first written above.

                                      HEALTH AND RETIREMENT PROPERTIES TRUST
                                      a Maryland real estate investment trust



                                      By: /S/ Ajay Saini
                                Name: Ajay Saini
                               Title: Treasurer and Chief Financial Officer


                                      FLEET NATIONAL BANK,
                                        as Trustee



                                      By: /S/ Robert L. Bice II
                                Name: Robert L. Bice II
                               Title: Vice President

                                    EXHIBIT A

                      (FORM OF FACE OF REGISTERED SECURITY)

            IF NECESSARY TO EFFECT COMPLIANCE BY THE COMPANY WITH THE REQUIREMENTS OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986,
        AS AMENDED, RELATING TO REAL ESTATE INVESTMENT TRUSTS, OWNERSHIP
           OF THE SECURITY REPRESENTED HEREBY MAY BE RESTRICTED BY THE
              COMPANY AND/OR THE TRANSFER HEREOF MAY BE PROHIBITED,
                 AS SET FORTH MORE FULLY ON THE REVERSE HEREOF.


                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Organized under the laws of the State of Maryland)
           7.5% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2003, SERIES B
                                    CUSIP No.
                                 U.S.$_________


         Health and Retirement Properties Trust, a real estate investment trust duly organized and existing under the laws of the State of Maryland (the
"Company"),    for    value    received,    hereby    promises    to    pay   to
________________________, or  registered   assigns,   the   principal   sum   of
______________ United States dollars on October 1, 2003 upon presentation and surrender hereof and to pay interest thereon, from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for (or from October 7, 1996 if no interest has been paid or duly provided for in respect of this Security), semiannually in arrears on April 1 and October 1 in each year (each an "Interest Payment Date"), commencing April 1, 1997, at the rate of 7.5% per annum until the principal hereof is paid or made available for payment. Interest hereon shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined on the reverse hereof), be paid to the person in whose name this Security is registered at the close of business on the Interest Record Date for such interest payment, which shall be March 15 or September 15 (whether or not a Business Day) next preceding such Interest Payment Date. To the extent lawful, the Company shall pay interest on overdue principal and overdue installments of interest at the rate borne by this Security, compounded semi-annually. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Interest Record Date and, together with Defaulted Interest relating thereto, may be paid at any time in any lawful manner, all as more fully provided in the Indenture. Payment of interest on this Security shall be made by United States dollar check drawn on a bank in the City of Boston, Massachusetts or The City of New York and mailed to the person entitled thereto at his address as it shall appear in the Security Register, or (if arrangements satisfactory to the Company and the Trustee (as defined on the reverse hereof) are made) by wire transfer to a United States dollar account maintained by the payee with a bank in the City of Boston, Massachusetts or The City of New York; provided, however, that if such mailing is not possible and no such application shall have been made, payment of interest shall be made at the Principal Corporate Trust Office of the Trustee (as defined in the Indenture referred to below), or such other office or agency of the Company as may be designated for such purpose in the City of Boston, Massachusetts or in The City of New York in United States currency.

         Reference is hereby made to the provisions of this Security set forth under Terms and Conditions of the Securities on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Security shall not become valid or enforceable for any purpose unless and until the certificate of authentication hereon shall have been manually signed by a duly authorized officer of the Trustee.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed in its corporate name and under its corporate seal by the manual or facsimile signature of a duly authorized signatory.

                                       HEALTH AND RETIREMENT PROPERTIES TRUST


Dated:                                 By:  __________________________________
                                               Name:
                                               Title:

[Corporate Seal]



Attest: __________________________

CERTIFICATE OF AUTHENTICATION

This is one of the Securities described in the within mentioned Indenture.

                  FLEET NATIONAL BANK,
                           as Trustee

                  [By:  [NAME OF AUTHENTICATING AGENT, IF ANY],
                                as Authenticating Agent]*


                  By:   __________________________________
                               Authorized Officer

Dated:































--------------

* To be included in lieu of the Trustee's signature if authentication to be performed by an Authenticating Agent appointed by the Trustee.

                        (FORM OF FACE OF BEARER SECURITY)

         ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED.


            IF NECESSARY TO EFFECT COMPLIANCE BY THE COMPANY WITH THE REQUIREMENTS OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986,
        AS AMENDED, RELATING TO REAL ESTATE INVESTMENT TRUSTS, OWNERSHIP
           OF THE SECURITY REPRESENTED HEREBY MAY BE RESTRICTED BY THE
              COMPANY AND/OR THE TRANSFER HEREOF MAY BE PROHIBITED,
                 AS SET FORTH MORE FULLY ON THE REVERSE HEREOF.

                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Organized under the laws of the State of Maryland)
           7.5% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2003, SERIES B
                            No. B ______ U.S.$_______

         Health and Retirement Properties Trust, a real estate investment trust duly organized and existing under the laws of the State of Maryland (the "Company"), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of_____________________________ United States dollars on October 1, 2003 upon presentation and surrender hereof and to pay interest thereon, from October 7, 1996, semiannually in arrears on April 1 and October 1 in each year (each an "Interest Payment Date"), commencing April 1, 1997, at the rate of 7.5% per annum until the principal hereof is paid or made available for payment. Interest hereon shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. To the extent lawful, the Company shall pay interest on overdue principal and overdue installments of interest of the rate borne by this Security, compounded semi-annually. Payments in respect of this Security shall be made by United States dollar check, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture (as defined on the reverse hereof)) to terminate the appointment of any paying agency, at The Chase Manhattan Bank, London, presently located at Woolgate House, Coleman Street, London EC2P 2HD, England (or such other office in London designated for the purpose by said institution), or Chase Manhattan Bank Luxembourg S.A., presently located at 5 Rue Plaetis, L-2338 Luxembourg (or such other office in Luxembourg designated for the purpose by said institution), or at such other offices or agencies outside the United States of America, its territories or its possessions as the Company may designate, by United States dollar check drawn on a bank in the City of Boston, Massachusetts or The City of New York, or (if arrangements satisfactory to the Company and the paying agent in Luxembourg are made) by wire transfer to a United States dollar account maintained by the Holder at a bank outside the United States, its territories and its possessions. Interest on this Security shall be paid only at an office or agency located outside the United States, its territories or its possessions and, in the case of interest due on or before maturity, only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature. No payment on this Security or any coupon will be made at the Principal Corporate Trust Office of the Trustee (as defined in the Indenture referred to below) or any other paying agency maintained by the Company in the United States, nor will any payment be made by transfer to an account in, or by mail to an address in, the United States, except as may be permitted by United States tax laws and regulations in effect at the time of such payment without detriment to the Company. Notwithstanding the foregoing, payment of this Security and coupons may be made at the office of the Trustee in the city of Boston if full payment at all paying agencies outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions.

         Reference is hereby made to the further provisions of this Security set forth under Terms and Conditions of the Securities on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Neither this Security nor any of the coupons attached hereto shall become valid or enforceable for any purpose unless and until the certificate of authentication hereon shall have been manually signed by a duly authorized officer of the Trustee.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed in its corporate name and under its corporate seal by the manual or facsimile signature of a duly authorized officer and coupons bearing the facsimile signature of a duly authorized signatory to be annexed hereto.

Dated: October 7, 1996

                                       HEALTH AND RETIREMENT PROPERTIES TRUST


                                       By:   __________________________________
                                             Name:
                                             Title:

[Corporate Seal]



Attest:   __________________________

CERTIFICATE OF AUTHENTICATION


This is one of the Securities described in the within-mentioned Indenture.

                  FLEET NATIONAL BANK,
                           as Trustee

                  [By:  [NAME OF AUTHENTICATING AGENT, IF ANY],
                                as Authenticating Agent]*


                  By:   __________________________________
                               Authorized Officer

Dated:





























--------------

* To be included in lieu of the Trustee's signature if authenticating to be performed by an Authenticating Agent appointed by the Trustee.

                  (FORM OF FACE OF COUPON ON BEARER SECURITIES)

         ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED.

            IF NECESSARY TO EFFECT COMPLIANCE BY THE COMPANY WITH THE REQUIREMENTS OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986,
        AS AMENDED, RELATING TO REAL ESTATE INVESTMENT TRUSTS, OWNERSHIP
           OF THE SECURITY REPRESENTED HEREBY MAY BE RESTRICTED BY THE
              COMPANY AND/OR THE TRANSFER HEREOF MAY BE PROHIBITED,
                 AS SET FORTH MORE FULLY ON THE REVERSE HEREOF.

                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Organized under the laws of the State of Maryland)
           7.5% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2003, SERIES B
                     No. ________ U.S. $______ Due ________

         Unless the Bearer Security to which this coupon appertains shall have been called for redemption prior to the due date hereof and payment thereof duly provided for or shall have been converted (unless such date of redemption is October 1 through and including October 4, 1999 and the due date hereof is on or before October 1, 1999), Health and Retirement Properties Trust (herein called the "Company") shall, subject to and in accordance with the terms and conditions of the Bearer Security, the Indenture dated as of September 20, 1996 between the Company and Fleet National Bank, as Trustee, and the Second Supplemental Indenture dated as of October 7, 1996 between the Company and Fleet National Bank, as Trustee, pay to the bearer, on the date set forth herein upon surrender hereof, the amount shown hereon (together with any Additional Amounts in respect hereof which the Company may be required to pay according to the terms of said Bearer Security) at the paying agencies set out on the reverse hereof or at such other places outside the United States of America, its territories and its possessions as the Company may determine from time to time, by United States dollar check drawn on a bank in the City of Boston, Massachusetts or the City of New York, or (if arrangements satisfactory to the Company and the paying agent in Luxembourg are made) wire transfer to a United States dollar account maintained by the bearer at a bank outside the United States of America, its territories and its possessions, being one-half year's interest then payable on said Bearer Security.

                                    HEALTH AND RETIREMENT PROPERTIES TRUST


                                    By:   __________________________________
                                          Name:
                                          Title:

                               [Reverse of Coupon]

The Chase Manhattan Bank, London                     Chase Manhattan Bank
Woolgate House                                          Luxembourg S.A.
Coleman Street                                       5 Rue Plaetis
London EC2P 2HD                                      L-2338 Luxembourg
England

              (FORM OF REVERSE OF REGISTERED AND BEARER SECURITIES)

                     Terms and Conditions of the Securities

1.       General.

         (a) This Security is one of a duly authorized issue of securities of the Company designated as its 7.5% Convertible Subordinated Debentures due 2003, Series B (herein called the "Securities"), limited in aggregate principal amount to U.S. $149,500,000. The Company issued the Securities under an Indenture, dated as of September 20, 1996, between the Company and Fleet National Bank, as trustee (the "Trustee") as supplemented by the Second Supplemental Indenture dated as of October 7, 1996 by and between the Company and Fleet National Bank, as Trustee (as so supplemented, the "Indenture"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the United States Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are unsecured obligations of the Company.

         (b) The Securities are issuable as bearer securities (the "Bearer Securities"), with interest coupons attached, in the denominations of U.S.$1,000 and U.S.$10,000, and as registered securities (the "Registered Securities"), without coupons, in denominations of U.S.$1,000 and integral multiples thereof. The Registered Securities, and transfers thereof, shall be registered as provided in the Indenture. The holder of any Bearer Security or any coupon and the registered holder of a Registered Security shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes, except as provided in the Indenture, as the absolute owner of such Security or coupon, as the case may be, regardless of any notice of ownership, theft or loss or of any writing thereon.

2.       Additional Amounts.

         The Company will pay, as additional interest ("Additional Amounts"), to the Holder of this Security or of any coupon appertaining hereto who is a United States Alien (as defined below) such amounts as may be necessary in order that every net payment of the principal of and premium, if any, and interest on this Security and any cash payments made in lieu of issuing shares of Common Stock upon conversion of this Security, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the interest provided herein or any coupon appertaining hereto to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply to any one or more of the following:

         (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or stockholder of, or a person holding a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, stockholder or person holding a power) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business or being or having been present therein or having or having had a permanent establishment therein, (ii) such Holder's present or former status as a personal holding company, foreign personal holding company, passive foreign investment company, foreign private foundation or other foreign tax-exempt entity or controlled foreign corporation for United States federal income tax purposes or a corporation which accumulates earnings to avoid United States federal income tax, or (iii) such Holder's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business;

         (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security or any coupon appertaining hereto for payment on a date more than 15 days after the date on which such payment became due and payable or on the date on which payment thereof is duly provided, whichever occurs later;

         (c) any estate, inheritance, gift, sales, transfer or personal or intangible property tax or any similar tax, assessment or other governmental charge;

         (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or present or former connection with the United States of the Holder or beneficial owner of this Security or any related coupon if such compliance is required by statute, regulation or ruling of the United States or any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

         (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of and premium, if any, or interest on this Security;

         (f) any tax, assessment or other governmental charge imposed on interest received by a person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote; or

         (g) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of and premium, if any, or interest on any Security or interest on any coupon appertaining thereto if such payment can be made without such withholding by any other paying agent;

nor shall Additional Amounts be paid with respect to any payment of the principal of or premium, if any, or interest on this Security (or cash in lieu of issuance of shares of Common Shares upon conversion) to a person other than the sole beneficial owner of such payment or that is a partnership or fiduciary to the extent such beneficial owner, member of such partnership or beneficiary or settlor with respect to such fiduciary would not have been entitled to the payment of Additional Amounts had such beneficial owner, member, beneficiary or settlor been the holder of this Security or any coupon appertaining hereto. The term "United States Alien" means any person who, for United States federal income tax purposes, is (i) a foreign corporation, (ii) a foreign partnership one or more of the members of which are, for United States federal income tax purposes, foreign corporations, non-resident alien individuals or non-resident alien fiduciaries of a foreign estate or trust, (iii) a non-resident alien individual or (iv) a non-resident alien fiduciary of a foreign estate or trust, and the term "United States" means the United States of America (including the several States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever any Additional Amounts are to be paid on the Securities, the Company will give notice to the Trustee and any paying agencies of the Company, all as provided in the Indenture.

3.       Redemption.

         (a) The Company, at its option, may redeem the Securities, in whole or in part (but if in part, in aggregate principal amounts of no less than $1,000),
(i) at any time or times on and after October 1, 1999, or (ii) in whole or in part prior to October 1, 1999 as necessary for the Company to continue to qualify as a real estate investment trust ("REIT") under Sections 856 through 860 of the United States Internal Revenue Code of

1986, as amended (the "Code"), upon notice as hereinafter prescribed, at a redemption price equal to 100% of their principal amount thereof, plus accrued and unpaid interest to the date fixed for redemption.

         (b) The Company may also, at its option, redeem the Securities to the extent, but only to the extent, deemed necessary by its Board of Trustees to prevent the Holder of such Securities or any other person having an interest therein (if the Securities were thereupon converted) from being deemed to beneficially own, directly or indirectly, 8.5% or more in value of the Capital Stock (as defined in the Indenture) of the Company. For purposes of determining a Person's beneficial ownership of Capital Stock, the Securities beneficially owned by such Person will be deemed converted and added to the Capital Stock beneficially owned by such Person. For purposes of this paragraph, Capital Stock not owned directly shall be deemed to be owned indirectly by a Holder if that Holder or a group including that Holder would be the beneficial owner of such Capital Stock, as defined as of May 1, 1995, in Rule 13d-3 promulgated by the United States Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and/or would be considered to own such Capital Stock by reason of the attribution rules of Section 544 or Section 856(h) of the Code. Securities redeemed pursuant to this paragraph (b) shall be redeemed at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the date fixed for redemption.

         (c) If, at any time, the Company shall determine that as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official application or interpretation of such laws, regulations or rulings which change or amendment becomes effective on or after October 7, 1996 the Company has or will become obligated to pay to the holder of any Security or coupon Additional Amounts and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, as its election exercised at any time when such conditions continue to exist, redeem such Securities as a whole but not in part, upon notice as hereinafter prescribed, at a redemption price equal to 100% of the principal amount, together with accrued interest, if any, to the date fixed for redemption; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts were a payment in respect of such Securities then due; and provided further, that at the time such notice is given, such obligation to pay such Additional Amounts remains in effect. Prior to any redemption of the Securities pursuant to this paragraph (c), the

Company shall provide the Trustee with one or more certificates of the Company on which the Trustee may conclusively rely to the effect that the Company is entitled to redeem such Securities pursuant to such paragraph and that the conditions precedent to the right of the Company to redeem such Securities pursuant to such paragraph have occurred and a written Opinion of Counsel (who may be an employee of the Company) stating that all legal conditions precedent to the right of the Company to redeem such Securities pursuant to this paragraph
(c) have occurred.

         (d) The Company shall, except as set forth in the next succeeding paragraph, redeem the Bearer Securities as a whole but not in part, upon notice as hereinafter prescribed, at 100% of their principal amount, together with interest accrued and unpaid to the date fixed for redemption, less applicable withholding taxes, if any, plus any applicable Additional Amounts payable, after the Company determines, based on a written Opinion of Counsel, that any certification, identification or information reporting requirement of any present or future United States law or regulation with regard to the nationality, residence or identity of a beneficial owner of a Bearer Security or a coupon appertaining thereto who is a United States Alien would be applicable to a payment of principal of or interest on a Bearer Security or a coupon appertaining thereto made outside the United States by the Company or a paying agent (other than a requirement (i) which would not be applicable to a payment made by the Company or any one of its paying agents (A) directly to the beneficial owner or (B) to a custodian, nominee or other agent of the beneficial owner, or (ii) which could be satisfied by the Holder, custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided, however, in each case referred to in clauses (i)(B) and (ii) payment by such custodian, nominee or agent of the beneficial owner is not otherwise subject to any requirement referred to in this sentence). The Company shall make such determination and will notify the Trustee thereof in writing as soon as practicable, stating in the notice the effective date of such certification, identification, or information reporting requirement and the dates within which the redemption shall occur, and the Trustee shall give prompt notice thereof in accordance with the Indenture. The Company shall determine the Redemption Date by notice to the Trustee at least 75 days before the Redemption Date, unless shorter is acceptable to the Trustee. Such redemption of the Securities must take place on such date, not later than one year after the publication of the initial notice of the Company's determination of the existence of such certification, identification or information reporting requirement. The Company shall not so redeem the Bearer Securities, however, if the Company shall, based on a subsequent event, determine, based on a written Opinion of Counsel (who shall not be an employee of the Company), not less than 30 days prior to the date fixed for redemption, that no such payment would be subject to any requirement described above, in which case the Company shall notify the Trustee, which shall give prompt notice of that determination in accordance with the Indenture and any earlier redemption notice shall thereupon be revoked and of no further effect.

         Notwithstanding the preceding paragraph, if and so long as the certification, identification or information reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of United States withholding, backup withholding or similar taxes, the Company may elect, prior to the giving of the notice of redemption, to have the provisions of this paragraph apply in lieu of the provisions of the preceding paragraph. In that event, the Company will pay such Additional Amounts (without regard to clause
(d) of Section 2 hereof) as are necessary in order that, following the effective date of such requirements, every net payment made outside the United States by the Company or a paying agent of the principal of and interest on a Bearer Security or a coupon appertaining thereto to a Holder who is a United States Alien (without regard to a certification, identification or information reporting requirement as to the nationality, residence or identity of such Holder), after deduction for United States withholding, backup withholding or similar taxes (other than withholding, backup withholding or similar taxes (i) which would not be applicable in the circumstances referred to in the parenthetical clauses of the first sentence of the next preceding paragraph or
(ii) are imposed as a result of presentation of such Bearer Security or coupon for payment more than 10 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever is later), will not be less than the amount provided in the Bearer Security or the coupon to be then due and payable. If the Company elects to pay such Additional Amounts and as long as it is obligated to pay such Additional Amounts, the Company may subsequently redeem the Bearer Securities, at any time, in whole but not in part, upon not more than 60 days nor less than 30 days notice, given as hereinafter prescribed, at 100% of their principal amount, plus accrued interest to the date fixed for redemption and Additional Amounts, if any.

         (e) The Company may at any time buy Securities on the open market at prices which may be greater or less than the redemption prices set forth herein.

         (f) If fewer than all of the then outstanding Securities are to be redeemed, the Securities to be redeemed will be selected by the Trustee as provided in the Indenture by such method as the Trustee may deem fair and appropriate, except as otherwise set forth in paragraphs (b) and (c) above. Provisions of this Security that apply to Securities called for redemption shall also apply to portions of Securities called for redemption.

         (g) If notice of redemption has been given in the manner set forth in the Indenture with respect to Securities to be redeemed at the option of the Company, the Securities so to be redeemed shall become due and payable on the applicable Redemption Date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in the notice given by the Company with respect to such redemption, together in the case of Bearer Securities with all appurtenant coupons, if any, maturing subsequent to the Redemption Date, the Securities shall be paid and redeemed by the Company, at the places and in the manner and currency herein specified and at the Redemption Price together with accrued interest, if any, to the Redemption Date; provided, however, that interest due in respect of coupons maturing on or prior to the Redemption Date shall be payable only upon the presentation and surrender of such coupons (at an office or agency located outside of the United States of America). If any Bearer Security surrendered for redemption shall be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the amount otherwise payable an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee or a paying agent if they are furnished with such security or indemnity as they may require to save each of them and each other paying agency of the Company harmless. From and after the Redemption Date, if monies for the redemption of Securities shall have been available at the principal corporate trust office of the Trustee or at the office of any paying agent (other than the Company or a Subsidiary) for redemption on the Redemption Date, the Securities shall cease to bear interest, the coupons for interest appertaining to Bearer Securities maturing subsequent to the Redemption Date shall be void, and the only right of the holders of such Securities shall be to receive payment of the Redemption Price together with accrued interest to the Redemption Date. If monies for the redemption of the Securities are not made available by the Company for payment until after the Redemption Date, the Securities shall not cease to bear interest until such monies have been so made available.

4.       Conversion.

         (a) Subject to and upon compliance with the provisions of the Indenture, a holder of Securities is entitled, at its option, at any time on and after the Exchange Date and prior to the close of business on October 1, 2003 to convert such Security (or any portion of the principal amount thereof which is U.S.$1,000 or an integral multiple thereof), at the principal amount thereof, or of such portion, into fully paid and nonassessable common shares ("Conversion Shares") of beneficial interest, par value $0.01 per share ("Common Shares"), of the Company at a Conversion Price equal to U.S. $18.00 aggregate principal amount of Securities for each Conversion Share (the "Conversion Price") (or at the current adjusted Conversion Price if an adjustment has been made as provided herein) by surrender of the Security, together with (i) if a Bearer Security, all unmatured coupons (except that any Bearer Security called for redemption on October 1 through and including October 4, 1999 need not be delivered with the coupon that matures on October 1, 1999) and any matured coupons in default appertaining thereto, or
(ii) if a Registered Security (if so required by the Company or the Trustee or the agencies set forth below), instruments of transfer in form satisfactory to the Company and the Trustee or the agencies set forth below, duly executed by the registered holder or by his duly authorized attorney, and, in either case,
(iii) the Conversion Notice hereon duly executed (x) at the Principal Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the City of New York, or (y) subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any such conversion agency, at The Chase Manhattan Bank, London, presently located at Woolgate House, Coleman Street, London EC2P 2HD, England and Chase Manhattan Bank Luxembourg S.A., 5 Rue Plaetis, L-2338 Luxembourg, or at such other offices or agencies as the Company may designate; provided, however, that if any Security or a portion thereof is called for redemption by the Company, then in respect of such Security (or, in the case of partial redemption by the Company, such portion thereof) the right to convert such Security (or, in the case of partial redemption by the Company, such portion thereof) shall expire (unless the Company defaults in making the payment due upon redemption) at the close of business on the Redemption Date.

         (b) In the case of any Registered Security which is converted after any Interest Record Date and on or prior to the next succeeding Interest Payment Date, interest that is payable on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest shall be paid to the person in whose name that Registered Security is registered at the close of business on such Interest Record Date. Except as otherwise provided in the immediately preceding sentence and in the parenthetical clause in Section 4(a)(i) above, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends or distributions on the Conversion Shares issued upon conversion. Registered Securities surrendered for conversion during the period after the close of business on any Interest Record Date next preceding any Interest Payment Date to the close of business on such Interest Payment Date shall be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion (except in the case of Registered Securities or portions thereof which are called for redemption on October 1 through and including October 4, 1999, which need not be accompanied by the payment of such amount in respect of the October 1, 1999 Interest Payment Date). No fractions of shares or script representing fractions of shares will be issued or delivered on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture.

         (c) (i) In case at any time the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Shares outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares of Common Shares constituting such dividend or other distribution, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination; and in the event that such dividend or other distribution is not so made, or is made in part, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect (i) if such record date has not been fixed or (ii) based on the actual number of shares actually issued, as the case may be.

         (ii) In case at any time the Company shall (A) subdivide its outstanding Common Shares into a greater number of shares, (B) combine its outstanding Common Shares into a smaller number of shares, or (C) issue by reclassification of its Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares of capital stock, the Conversion Price in effect at the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Security surrendered for conversion after such time shall be entitled to receive the aggregate number and kind of shares which, if such Security had been converted immediately prior to such time, he would have owned upon such conversion and been entitled to receive upon such subdivision, combination or reclassification. Such adjustment shall become effective immediately after the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         (iii) In case at any time the Company shall fix a record date for the issuance of rights, options or warrants to all holders of its Common Shares entitling them to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a price per share less than the current market price per share of Common Shares on such record date, the Conversion Price in effect at the opening of business on the day following such record date shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Shares outstanding at the close of business on such record date plus the number of Common Shares (or its equivalent) which the aggregate of the offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price per share of Common Shares and the denominator shall be the number of shares of Common Shares outstanding at the close of business on such record date plus the number of shares of Common Shares (or its equivalent) so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following such record date; provided, however, that no adjustment to the Conversion Price shall be made pursuant to this Section 4(c)(iii) if the holders of Securities receive, or are entitled to receive upon conversion or otherwise, the same rights, options or warrants as are issued to the holders of Common Shares, on the same terms and conditions as such rights, options or warrants are so issued to the holders of Common Shares. Such reduction shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, or are issued in part, or are issued but all or part of which expire unexercised, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect (i) if such record date had not been fixed or (ii) based on the actual number of rights, options or warrants actually issued, as the case may be.

         (iv) In case at any time the Company shall fix a record date for the making of a distribution, by dividend or otherwise, to all holders of its Common Shares, of shares of beneficial interest in Hospitality Properties Trust, a Maryland real estate investment trust ("HPT"), then in each such case the Conversion Price in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the total number of outstanding Common Shares multiplied by the current market price per share of Common Shares on such record date, less the fair market value (as determined by a Board Resolution, whose determination shall be conclusive and described in a statement filed with the Trustee) of shares of beneficial interest so to be distributed, and of which the denominator shall be the total number of outstanding Common Shares multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the

Conversion Price which would then be in effect if such record date has not been fixed.

         (v) For the purpose of any computation under paragraphs (iii) and (iv) for this Section, the current market price per Common Share on any date shall be deemed to be the average of the Closing Prices (as defined in the Indenture) for the 15 consecutive Business Days selected by the Company commencing not more than 30 and not less than 20 Business Days before the date in question.

         (vi) No adjustment in the conversion price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (vi)) would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph
(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (vi) shall be made to the nearest cent.

         (vii) The Company may, but shall not be required to, make such reductions in the conversion price, in addition to those required by paragraph
(i), (ii), (iii) and (iv) of this section as the Company's Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of Common Shares resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Board of Directors shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this section and its actions in so doing shall be final and conclusive.

         (viii) The adjustments provided for in this section shall be made successively whenever any event listed above shall occur.

         (d) Whenever the Conversion Price is adjusted and in the event of certain other corporate actions, as herein provided, the Company shall give notice, all as provided in the Indenture.

5.       Transfer and Exchange of Securities.

         (a) Title to Bearer Securities and coupons shall pass by delivery. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable on the Security Register upon surrender of a Registered Security for registration of transfer at the office or agency of the Trustee in the City of Boston, Massachusetts, or, subject to applicable laws and regulations, at the office of the transfer agencies in London or Luxembourg, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Company and the Trustee or such transfer agencies duly executed by the holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         (b) As provided in the Indenture and subject to certain limitations therein set forth, Bearer Securities (with all unmatured coupons appertaining thereto) are exchangeable at, subject to applicable laws and regulations, the offices of the paying agencies in London and Luxembourg or as designated by the Company for such purpose pursuant to the Indenture, for an equal aggregate principal amount of Registered Securities and/or Bearer Securities of authorized denominations, and Registered Securities are exchangeable at the principal corporate trust office of the Trustee in the City of Boston, Massachusetts or, subject to applicable laws and regulations, the offices of the transfer agencies in London and Luxembourg or as designated by the Company for such purpose pursuant to the Indenture, for an equal aggregate principal amount of Registered Securities of authorized denominations as requested by the Holder surrendering the same. Registered Securities will not be exchangeable for Bearer Securities. The Company shall not be required (i) to exchange Bearer Securities for Registered Securities during the period between the close of business on any Interest Record Date and the opening of business on the next succeeding Interest Payment Date, (ii) to exchange any Bearer Security (or portion thereof) for a Registered Security if the Company shall determine and inform the Trustee in writing that, as a result thereof, the Company may incur adverse consequences under the federal income tax laws and regulations (including proposed regulations) of the United States in effect or proposed at the time of such exchange, or (iii) in the event of a redemption in part, (A) to register the transfer of Registered Securities or to exchange Bearer Securities for Registered Securities during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; (B) to register the transfer of or exchange any such Registered Securities, or portion thereof, called for redemption; or (C) to exchange any such Bearer Securities called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered, with written instruction for payment on the Redemption Date, unless the Redemption Date is during the period between the close of business on any Interest Record Date and the close of business on the next succeeding Interest Payment Date, in which case such exchange may only be made prior to the close of business on the Interest Record Date immediately preceding the Redemption Date. The Company also shall not be required to exchange Securities if, as a result thereof, the Company would incur adverse consequences under United States federal income tax laws in effect at the time of such exchange. In the event of redemption or conversion of a Registered Security in part only, a new Registered Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the holder thereof.

         (c) The costs and expenses of effecting any exchange or registration of transfer pursuant to the foregoing provisions, except for the expenses of delivery (if any) by other than regular mail and except, if the Company shall so require, the payment of a sum sufficient to cover any tax or other governmental charge or insurance charges that may be imposed in relation thereto, will be borne by the Company.

         (d) The Company has initially appointed the Trustee as transfer agent, paying agent and conversion agent acting through the Trustee's principal corporate trust office in the City of Boston, Massachusetts. The Company has initially appointed The Chase Manhattan Bank, London, presently located at Woolgate House, Coleman Street, London EC2P 2HD, England, as the registrar and as a transfer agent, paying agent and conversion agent. In addition, the Company has initially appointed Chase Manhattan Bank Luxembourg S.A., presently located at 5, rue Plaetis L-2338, Luxembourg, as a transfer agent, paying agent and conversion agent. The Company may at any time terminate the appointment of the registrar and such agents and appoint additional or other registrars and agents or approve any change in an office through which the registrar or any agent acts; provided that, until all of the Securities have been delivered to the Trustee for cancellation, or monies sufficient to pay the Securities have been made available for payment and either paid or returned to the Company as provided in the Securities and the Indenture, the Company will maintain a paying agent and a conversion agent (i) in The City of Boston or The City of New York in the United States for the payment of the principal and interest on Registered Securities and for the surrender of Securities for conversion or redemption and
(ii) in a European city that, so long as the Securities are listed on the Luxembourg Stock Exchange and such exchange shall so require, shall be Luxembourg, for the payment of the principal and interest on Securities and for the surrender of Securities for conversion or redemption.

6.       Meetings of Holders.

         A meeting of Holders of Securities may be called at any time and from time to time in the manner and for the purposes set forth in the Indenture. The Trustee may at any time call a meeting of Holders of the Securities to be held at such time and at such place in any of such designated locations as the Trustee shall determine. Notice of every meeting of Holders shall be made as specified in the Indenture.

7.       Amendment; Supplement; Waiver.

         Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented, and any existing Default or Event of Default or compliance with any provision may be waived, with the written consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the rights of any Holder of a Security.

8.       Subordination.

         PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, INTEREST ON AND ADDITIONAL AMOUNTS WITH RESPECT TO THE SECURITIES IS SUBORDINATED, IN THE MANNER AND TO THE EXTENT SET FORTH IN THE INDENTURE, TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS.

9.       Successors.

         Except as otherwise provided in the Indenture, when a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

10.      Defaults and Remedies.

         If an Event of Default occurs and is continuing (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization in which events all principal, accrued interest and Additional Amounts, if any, with respect to the Securities will be immediately due and payable without any declaration or other act on the part of the Trustee or the Holders), then in every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than a majority in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture.

Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal, interest or Additional Amounts), if it determines that withholding notice is in their interest.

11.      Trustee Dealings with the Company.

         Fleet National Bank, the Trustee under the Indenture and any agent under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee or an agent.

12.      No Personal Liability.

         THE AMENDED AND RESTATED DECLARATION OF TRUST OF THE COMPANY, DATED JULY 1, 1994, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER,
SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

13.      Non-Business Days.

         In any case where the date of maturity of the principal of or interest on (or Additional Amounts, if any, with respect thereto) the Securities or the date fixed for redemption of any Security shall be at any place of payment a day other than a Business Day, then payment of principal or interest (or Additional Amounts, if any) need not be made on such date at such place but may be made on the next succeeding Business Day at such place of payment, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

14.      Notices.

         All notices to the Holders of Securities will be published on a Business Day in Authorized Newspapers in The City of New York and in London, and, as long as the Securities are listed on the Luxembourg Stock Exchange, in an Authorized Newspaper in Luxembourg, or, if either publication in London or Luxembourg is not practical, in an Authorized Newspaper in Western Europe. Notices shall be deemed to have been given on the date of publication as aforesaid or, if published on different dates, on the date of the first such publication. A copy of each notice will be mailed by the Trustee, on behalf of and at the expense of the Company, by first-class mail to each holder of a Registered Security at the registered address of such holder as the same shall appear in the Security Register on the day fifteen days prior to such mailing. The Trustee shall promptly furnish to the Company and each paying agent of the Company a copy of each notice so published or mailed.

15.      Governing Law.

         The Indenture, this Security and any coupons appertaining hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, United States of America, without regard to principles of conflicts of laws.

16.      Authentication.

         This Security and any coupon appertaining thereto shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by the Trustee or an authenticating agent acting under the Indenture.

17.      Warranty of the Issuer.

         Subject to Section 15 hereof, the Company hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Security and any coupons appertaining thereto, and to constitute the same legal, valid and binding obligations of the Company enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

18.      Status as United States Real Property Holding Corporation.

         To the best of its knowledge, as of the date of the issuance of this Security, the Company is not a "United States real property holding corporation" as defined in Section 897(c)(2) of the United States Internal Revenue Code of
1986, as amended (the "Code"). A non-United States person disposing of this Security may request from the Company a statement as to whether this Security constitutes a "United States real property interest" (as defined in Code Section 897(c)(1)) as of the date of disposition.

It may be necessary to obtain a statement that this Security does not constitute a "United States real property interest" prior to the time that a tax return would otherwise be required to be filed with the United States Internal Revenue Service with respect to such disposition in order to avoid a withholding tax on such disposition. If, at any time while this Security is outstanding, the Company determines that it is at such time a "United States real property holding corporation", it shall provide notice of such determination in accordance with the provisions of Section 13 hereof. The Holder of this Security can contact the Company at 400 Centre Street, Newton, Massachusetts 02158 to obtain information as to the United States income tax consequences of the classification of the Company as a "United States real property holding corporation."

19.      Abbreviations and Defined Terms.

         Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

20.      CUSIP Numbers.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

21.      Accounting Terms.

         All accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles as applied in the United States.

22.      Descriptive Headings:

         The descriptive headings appearing herein are for convenience of reference only and shall not alter, limit or define the provisions hereof. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

                             Request may be made to:
                             Health and Retirement Properties Trust
                             400 Centre Street
                             Newton, MA 02158
                             Attention: Secretary

23.      Limitations on certain Holders.

         This Security may not be transferred (by sale, transfer, gift, assignment, device or other disposition, whether voluntarily or involuntarily, whether beneficially or of record, and whether effected constructively, by operation of law or otherwise) to any Person if, as a result of such transfer, the Holder hereof or any other Person having an interest in this Security (other than an Excepted Person, as defined in the Company's Amended and Restated Declaration of Trust, as amended), would, if this Security were fully converted, own or be deemed to own, directly or indirectly, capital stock of the Company representing 8.5% or more in value of the total capital stock of the Company outstanding (determined in accordance with the provisions of paragraph (b) of Section 3 above). ANY TRANSFER IN VIOLATION OF THIS SECTION 23 NEED NOT BE RECOGNIZED BY THE COMPANY, THE TRUSTEE OR ANY AGENT (AS DEFINED IN THE INDENTURE), AND ANY PERSON WHO, NOTWITHSTANDING THE FOREGOING, WOULD, IF THIS SECURITY WERE FULLY CONVERTED, OWN OR BE DEEMED TO OWN, DIRECTLY OR INDIRECTLY, CAPITAL STOCK OF THE COMPANY REPRESENTING 8.5% OR MORE IN VALUE OF THE TOTAL CAPITAL STOCK OF THE COMPANY OUTSTANDING (DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH (B) OF SECTION 3 ABOVE) SHALL, TO THE EXTENT OF SUCH EXCESS, NOT BE ENTITLED TO CONVERT THIS SECURITY AS OTHERWISE PROVIDED HEREIN AND IN THE INDENTURE.

                                 TRANSFER NOTICE

If you the Holder wants to assign this Security, fill in the form below and have your signature guaranteed:

For value received, I or we assign and transfer this Security to

                      (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

                 _______________________________________________
                |                                               |
                |_______________________________________________|



 ................................................................

 ................................................................

 ................................................................

 ................................................................
     (Print or type assignee's name, address and zip code)

 ...........................................................agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:...........................................................

Your signature:.................................................
               (Sign exactly as your name appears on the other
                side of this Security)

Signature Guarantee*:...........................................

*Signature must be guaranteed by an eligible guarantor institution within the meaning of Securities and Exchange Commission Rule 17Ad-15 (including banks, stock brokers, savings and loan associations, national securities exchanges, registered securities associations, clearing agencies and credit unions) with membership or participation in an approved signature guarantee medallion program if this Security is to be delivered other than to and in the name of the registered holder.

                                CONVERSION NOTICE

         If (i) Registered Security of denomination U.S.$1,000 or (ii) Bearer Security of denomination U.S.$1,000:

         The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security into shares of Common Stock of Health and Retirement Properties Trust in accordance with the terms of this Security and directs that such shares be registered in the name of and delivered, together with a check in payment for any fractional share, to the undersigned unless a different name has been indicated below. If shares are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         The undersigned hereby certifies that, after giving effect to such conversion,the undersigned will not own or be deemed to own, directly or indirectly, capital stock of the Company which, together with capital stock issuable upon conversion of any other Bearer Securities or Registered Securities owned directly or indirectly by the undersigned, represents 8.5% or more in number, value or voting power, of the total capital stock of the Company outstanding (determined in accordance with the provisions of paragraph (b) of Section 3 of this Security).

Dated:

                                               -----------------------------
                                               Signature
                                               MUST BE MEDALLION GUARANTEED
                                               IF THE STOCK IS TO BE ISSUED
                                               IN A NAME OTHER THAN THE
                                               REGISTERED HOLDER OF THE
                                               SECURITY

         If shares are to be registered in the name of and delivered to a person other than the holder, please print such person's name and address:


                                               -----------------------------
                                               HOLDER
                                               Please  print name
                                               and   address   of
                                               holder:

                                CONVERSION NOTICE

         If (i) Registered  Security of denomination  greater than U.S.$1,000 or
(ii) Bearer Security of denomination U.S.$10,000:

         The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is U.S.$1,000 or an integral multiple thereof below designated, into shares of Common Stock of Health and Retirement Properties Trust in accordance with the terms of this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares or Securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         The undersigned hereby certifies that, after giving effect to such conversion,the undersigned will not own or be deemed to own, directly or indirectly, capital stock of the Company which, together with capital stock issuable upon conversion of any other Bearer Securities or Registered Securities owned directly or indirectly by the undersigned, represents 8.5% or more in value of the total capital stock of the Company outstanding (determined in accordance with the provisions of paragraph (b) of Section 3 of this Security).

Dated:                                      __________________________________
                                            Signature
                                            MUST BE MEDALLION GUARANTEED IF THE
                                            STOCK IS TO BE ISSUED IN A NAME
                                            OTHER THAN THE REGISTERED HOLDER OF
                                            THE SECURITY

If shares of Securities             If only a portion of the Securities
are to be registered in             in the name of is to be converted,
the name of a Person other          please indicate:
than the holder, please
print such person's name            1.       Principal Amount to be
and address                                  converted:  U.S.$__________

                                    2.       Kind, amount and denomination
                                             of Securities representing
                                             unconverted principal amount
                                             to be issued:

                                             Bearer-U.S.$_________________
                                             Denominations:U.S.$__________
                                                      (U.S.$1,000 or $10,000)
                                             Registered-U.S.$_____________
                                             Denominations:U.S.$__________
                                                      (U.S. $1,000 or an
                                             integral multiple thereof)

                                    Registered Securities are not
                                    exchangeable for Bearer Securities.

                                    EXHIBIT B

                     (FORM OF REGULATION S GLOBAL SECURITY)

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION (THE "UNITED STATES") OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES OR TO ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE OR TRUST THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR TO ANY OTHER PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT ("UNITED STATES PERSONS"), EXCEPT TO
CERTAIN INSTITUTIONAL INVESTORS IN THE UNITED STATES IN TRANSACTIONS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT. ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES FEDERAL INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED. THIS SECURITY IS A TEMPORARY GLOBAL SECURITY, WITHOUT COUPONS, EXCHANGEABLE FOR DEFINITIVE BEARER SECURITIES WITH INTEREST COUPONS OR REGISTERED SECURITIES WITHOUT INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Organized under the laws of the State of Maryland)
           7.5% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2003, SERIES B
                           TEMPORARY GLOBAL DEBENTURE


      Health and Retirement Properties Trust, a real estate investment trust duly organized and existing under the laws of the State of Maryland (the "Company"), for value received, hereby promises to pay to bearer upon presentation and surrender of this Global Security the principal sum of $________________ United States Dollars on October 1, 2003 and to pay interest thereon, from October 7, 1996 semiannually in arrears on April 1 and October 1 in each year, commencing April 1, 1997, at the rate of 7.5% per annum, until the principal hereof is paid or made available for payment; provided, however, that interest on this

Global Security shall be payable only after the issuance of the definitive Securities for which this Global Security is exchangeable and, in the case of definitive Securities in bearer form, only upon presentation and surrender (at an office or agency outside the United States, its territories and its possessions, except as otherwise provided in the Indenture referred to below) of the interest coupons thereto attached as they severally mature. This Global Security is one of a duly authorized issue of Securities of the Company designated as specified in the title hereof, issued and to be issued under the Indenture dated as of September 20, 1996 between the Company and Fleet National Bank, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by the Second Supplemental Indenture dated as of October 7, 1996 by and between the Company and the Trustee (such Indenture, as so supplemented, the "Indenture"). This Global Security is a temporary Security and is exchangeable in whole or from time to time in part without charge upon request of the holder hereof for definitive Securities in bearer form, with interest coupons attached, or in registered form, without coupons, of authorized denominations, (a) not earlier than 40 days after the date hereof and (b) as promptly as practicable following presentation of each certification called for in the Indenture for such purpose, that the beneficial owner or owners of this Global Security (or, if such exchange is only for a part of this Global Security, of such part) are not United States persons or other Persons who have purchased such Security for resale to United States persons. Definitive Securities in bearer form to be delivered in exchange for any part of this Global Security shall be delivered only outside of the United States, its territories and its possessions. Upon any exchange of a part of this Global Security for definitive Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee or its agent on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged. Until exchanged in full for definitive Securities, this Global Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, the Indenture and the Supplemental Indenture as definitive Securities authenticated and delivered thereunder, except that neither the holder hereof nor the beneficial owners of this Global Security shall be entitled to receive payment of interest hereon or to convert this Global Security into shares of Common Stock of the Company or any other security, cash or other property.

      THIS GLOBAL SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      All terms used in this Global Security which are defined in the Indenture or the Supplemental Indenture shall have the meanings assigned to them in the Indenture or the Supplemental Indenture, as the case may be. Unless the certificate of authentication hereon has been manually executed by an authorized signatory of the Trustee, this Global Security shall not be entitled to any benefit under the Indenture or the Supplemental Indenture or valid or obligatory for any purpose.

      IN WITNESS, WHEREOF, the Company has caused this Global Security to be duly executed in its corporate name by its duly authorized signatory under its corporate seal.

Dated: October 7, 1996              HEALTH AND RETIREMENT PROPERTIES TRUST


                                    By:  _________________________________
                                         Name:
                                         Title:


[Corporate Seal]


Attest:  _________________________________


CERTIFICATE OF AUTHENTICATION

This is one of the Securities described in the within-mentioned Indenture.

         FLEET NATIONAL BANK,
         as Trustee

                  [By:  [NAME OF AUTHENTICATION AGENT, IF ANY],
                                as Authentication Agent]*


                  By:  _________________________________
                               Authorized Officer















-------------

* To be included in lieu of the Trustee's signature if authentication to be performed by an Authentication Agent appointed by the Trustee.

                              SCHEDULE OF EXCHANGES

                                            Remaining
                                            principal
                                            Principal amount
                  amount exchanged          following              Notation made
Date              for definitive            such                   on behalf of
made              Securities                exchange               the Trustee*

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

----              ----------------          ---------              -------------

-------------------------
*Or the agent of the Trustee